                              Mortgage Loan Group I

                    Mortgage Rates for Mortgage Loan Group I

                                              Number of        Aggregate Principal Balance        Percent of
Range of Mortgage Rates                    Mortgage Loans               Outstanding               Loan Group
-----------------------                    --------------      ----------------------------       ----------
5.500% to 5.999%....................             386                  $68,355,398                     17.1%
6.000% to 6.499%....................             321                   53,112,537                     13.3
6.500% to 6.999%....................             526                   81,937,371                     20.5
7.000% to 7.499%....................             321                   42,563,571                     10.6
7.500% to 7.999%....................             527                   66,950,942                     16.7
8.000% to 8.499%....................             290                   31,779,633                      7.9
8.500% to 8.999%....................             288                   30,048,835                      7.5
9.000% to 9.499%....................             134                   11,880,242                      3.0
9.500% to 9.999%....................             106                    9,174,185                      2.3
10.000% to 10.499%..................              40                    2,798,089                      0.7
10.500% to 10.999%..................              18                    1,086,986                      0.3
11.000% to 11.499%..................               3                      143,011                      0.0
11.500% to 11.999%..................               3                      169,373                      0.0
                                               -----                 ------------                    -----
          Totals....................           2,963                 $400,000,173                    100.0%
                                               =====                 ============                    =====


         As of the Cut-off Date, Mortgage Rates borne by the Group I Mortgage Loans ranged from 5.620% per annum to 11.900% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 7.196% per annum.

          Remaining Months to Stated Maturity for Mortgage Loan Group I

                                                Number of            Aggregate Principal           Percent of
Range of Remaining Terms (months)             Mortgage Loans         Balance Outstanding           Loan Group
---------------------------------             --------------         -------------------           ----------
49 to 60...............................              2                       $108,617                  0.0%
73 to 84...............................              5                        293,303                  0.1
97 to 108..............................              1                        139,500                  0.0
109 to 120.............................             56                      3,290,787                  0.8
133 to 144.............................             13                      1,309,489                  0.3
145 to 156.............................              4                        806,230                  0.2
157 to 168.............................              2                        154,900                  0.0
169 to 180.............................            691                     83,700,047                 20.9
181 to 192.............................              2                         84,930                  0.0
193 to 204.............................              2                        344,479                  0.1
217 to 228.............................              1                        110,000                  0.0
229 to 240.............................            506                     62,674,995                 15.7
289 to 300.............................             19                      2,695,180                  0.7
301 to 312.............................              1                        148,373                  0.0
313 to 324.............................              1                         99,000                  0.0
325 to 336.............................              1                        232,000                  0.1
349 to 360.............................          1,656                    243,808,343                 61.0
                                                 -----                   ------------                -----
         Totals........................          2,963                   $400,000,173                100.0%
                                                 =====                   ============                =====


         As of the Cut-off Date, the remaining terms to stated maturity of the Group I Mortgage Loans ranged from 59 months to 360 months and the weighted average remaining term to stated maturity of the Group I Mortgage Loans was approximately 299 months.

       Original Mortgage Loan Principal Balances for Mortgage Loan Group I

Range of Original Mortgage                       Number of           Aggregate Principal        Percent of
Loan Principal Balances                        Mortgage Loans        Balance Outstanding        Loan Group
--------------------------                     --------------        -------------------        ----------
$100,000 or less.......................            1,186                  $77,635,161               19.4%
$100,001 to $150,000...................              728                   91,575,086               22.9
$150,001 to $200,000...................              514                   88,984,826               22.2
$200,001 to $250,000...................              285                   63,569,095               15.9
$250,001 to $300,000...................              143                   39,249,101                9.8
$300,001 to $350,000...................               63                   20,652,848                5.2
$350,001 to $400,000...................               25                    9,441,256                2.4
$400,001 to $450,000...................                6                    2,559,925                0.6
$450,001 to $500,000...................               12                    5,768,874                1.4
$550,001 to $600,000...................                1                      564,000                0.1
                                                   -----                 ------------              -----
         Totals........................            2,963                 $400,000,173              100.0%
                                                   =====                 ============              =====


         As of the Cut-off Date, the outstanding principal balances of the Group I Mortgage Loans ranged from approximately $11,170 to approximately $564,000 and the average outstanding principal balance of the Group I Mortgage Loans was approximately $134,998.

                     Product Types for Mortgage Loan Group I

                                                            Number of       Aggregate Principal     Percent of
Product Type                                             Mortgage Loans     Balance Outstanding     Loan Group
------------                                             --------------     -------------------     ----------
5 to 9 Year Fixed Rate Mortgage Loan.................             8                  $541,420            0.1%
10 to 14 Year Fixed Rate Mortgage Loan...............            75                 5,561,407            1.4
15 to 19 Year Fixed Rate Mortgage Loan...............           387                38,322,191            9.6
20 to 24 Year Fixed Rate Mortgage Loan...............           506                62,674,995           15.7
25 to 29 Year Fixed Rate Mortgage Loan...............            22                 3,174,552            0.8
30 Year Fixed Rate Mortgage Loan.....................         1,656               243,808,343           61.0
Balloon Loan.........................................           309                45,917,265           11.5
                                                              -----              ------------          -----
         Totals......................................         2,963              $400,000,173          100.0%
                                                              =====              ============          =====

      State Distributions of Mortgaged Properties in Mortgage Loan Group I

                                                  Number of         Aggregate Principal       Percent of
State                                           Mortgage Loans      Balance Outstanding       Loan Group
-----                                           --------------      -------------------       ----------
Arizona..................................              49                $5,788,872                1.4%
Arkansas.................................              27                 1,913,699                0.5
California...............................             482                94,056,707               23.5
Colorado.................................              63                 9,587,503                2.4
Connecticut..............................              45                 6,964,926                1.7
Delaware.................................              22                 2,738,210                0.7
District of Columbia.....................              10                 1,301,476                0.3
Florida..................................             459                52,060,272               13.0
Georgia..................................             137                15,524,511                3.9
Hawaii...................................               2                   190,345                0.0
Idaho....................................               1                   181,300                0.0
Illinois.................................              84                10,045,113                2.5
Indiana..................................              78                 7,469,716                1.9
Iowa.....................................               3                   193,927                0.0
Kansas...................................              10                   870,350                0.2
Kentucky.................................              27                 3,075,919                0.8
Louisiana................................              47                 3,734,177                0.9
Maine....................................               3                   216,067                0.1
Maryland.................................              64                 9,665,305                2.4
Massachusetts............................              58                11,141,307                2.8
Michigan.................................              89                 8,271,349                2.1
Minnesota................................              22                 3,043,271                0.8
Mississippi..............................              40                 2,842,424                0.7
Missouri.................................              57                 3,766,359                0.9
Montana..................................               4                   387,413                0.1
Nebraska.................................              10                   587,743                0.1
Nevada...................................              18                 2,737,758                0.7
New Hampshire............................              21                 2,986,486                0.7
New Jersey...............................             143                23,030,884                5.8
New Mexico...............................              26                 2,909,446                0.7
New York.................................             273                46,932,574               11.7
North Carolina...........................              18                 2,042,306                0.5
Ohio.....................................              92                 8,413,682                2.1
Oklahoma.................................              17                 1,096,292                0.3
Oregon...................................              32                 4,415,649                1.1
Pennsylvania.............................             111                12,352,042                3.1
Rhode Island.............................              11                 1,248,203                0.3
South Carolina...........................              28                 2,851,889                0.7
South Dakota.............................               4                   361,642                0.1
Tennessee................................              76                 7,409,759                1.9
Texas....................................              14                 1,268,681                0.3
Utah.....................................               5                   514,821                0.1
Vermont..................................               4                   468,034                0.1
Virginia.................................              71                 9,309,401                2.3
Washington...............................              58                 9,676,349                2.4
West Virginia............................              11                   684,130                0.2
Wisconsin................................              37                 3,671,882                0.9
                                                    -----              ------------              -----
         Totals..........................           2,963              $400,000,173              100.0%
                                                    =====              ============              =====

         As of the Cut-off Date, no more than approximately 0.3% of the Group I Mortgage Loans was secured by mortgaged properties located in any one zip code area.

             Original Loan-to-Value Ratios for Mortgage Loan Group I

                                                  Number of         Aggregate Principal          Percent of
Range of Original Loan-to-Value Ratios         Mortgage Loans       Balance Outstanding          Loan Group
--------------------------------------         --------------       -------------------          ----------
50.00% or less.........................               271              $24,700,736                   6.2%
50.01% to 55.00%.......................               104               15,384,308                   3.8
55.01% to 60.00%.......................               136               19,290,275                   4.8
60.01% to 65.00%.......................               199               28,297,372                   7.1
65.01% to 70.00%.......................               333               45,319,004                  11.3
70.01% to 75.00%.......................               379               51,115,082                  12.8
75.01% to 80.00%.......................               625               88,889,582                  22.2
80.01% to 85.00%.......................               445               62,684,050                  15.7
85.01% to 90.00%.......................               384               52,596,365                  13.1
90.01% to 95.00%.......................                87               11,723,398                   2.9
                                                    -----             ------------                 -----
         Totals........................             2,963             $400,000,173                 100.0%
                                                    =====             ============                 =====

         As of the Cut-off Date, the Original Loan-to-Value Ratios of the Group I Mortgage Loans ranged from 6.81% to 95.00% and the weighted average Original Loan-to-Value Ratio of the Group I Mortgage Loans was approximately 74.38%.


                     Loan Purpose for Mortgage Loan Group I

                                                       Number of        Aggregate Principal        Percent of
Loan Purpose                                         Mortgage Loans     Balance Outstanding        Loan Group
------------                                         --------------     --------------------       ----------
Purchase.......................................            187              $26,555,411                6.6%
Refinance--Rate/Term...........................            272               37,997,436                9.5
Refinance--Cashout.............................          2,504              335,447,326               83.9
                                                         -----             ------------              -----
         Totals................................          2,963             $400,000,173              100.0%
                                                         =====             ============              =====

             Types of Mortgaged Properties for Mortgage Loan Group I

                                                     Number of         Aggregate Principal        Percent of
Property Type                                      Mortgage Loans      Balance Outstanding        Loan Group
-------------                                      --------------      -------------------        ----------
Single-Family Detached........................         2,359               $320,564,035               80.1%
Two- to Four-Family Dwelling Unit.............           209                 34,505,098                8.6
Planned Unit Development......................           154                 19,903,610                5.0
Condominium...................................           127                 14,334,100                3.6
Small Mixed-Use...............................            13                  2,818,081                0.7
Manufactured Housing..........................           101                  7,875,250                2.0
                                                       -----               ------------              -----
         Totals...............................         2,963               $400,000,173              100.0%
                                                       =====               ============              =====

                 Documentation Summary for Mortgage Loan Group I

                                                      Number of        Aggregate Principal        Percent of
Documentation                                      Mortgage Loans      Balance Outstanding        Loan Group
-------------                                      --------------      -------------------        ----------
Full Documentation..........................            2,204              $279,261,160              69.8%
24 Month Bank Statement.....................              237                44,437,931              11.1
Reduced Documentation.......................               25                 3,366,167               0.8
Stated Income...............................              497                72,934,914              18.2
                                                        -----              ------------             -----
         Totals.............................            2,963              $400,000,173             100.0%
                                                        =====              ============             =====

                    Occupancy Types for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Occupancy Type                                     Mortgage Loans        Balance Outstanding        Loan Group
--------------                                     --------------        -------------------        ----------
Owner-occupied..............................            2,736               $375,261,499               93.8%
Second Home.................................               17                  1,938,579                0.5
Investment Property.........................              210                 22,800,095                5.7
                                                        -----               ------------              -----
         Totals.............................            2,963               $400,000,173              100.0%
                                                        =====               ============              =====


         The information set forth above is based upon representations of the related mortgagors at the time of origination.

               Mortgage Loan Age Summary for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Mortgage Loan Age (Months)                         Mortgage Loans        Balance Outstanding        Loan Group
--------------------------                         --------------        -------------------        ----------
0...........................................            1,832               $247,018,059               61.8%
1...........................................            1,099                148,156,351               37.0
2...........................................               16                  3,200,671                0.8
3...........................................                9                    990,087                0.2
4...........................................                2                    181,864                0.0
5...........................................                2                    110,602                0.0
6...........................................                2                    252,885                0.1
8...........................................                1                     89,654                0.0
                                                        -----               ------------              -----
         Totals.............................            2,963               $400,000,173              100.0%
                                                        =====               ============              =====

         As of the Cut-off Date, the weighted average age of the Group I Mortgage Loans was approximately 0 months.


                 Credit Grade Summary for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
CMMC Wholesale/Retail Underwriting                 Mortgage Loans        Balance Outstanding        Loan Group
----------------------------------                 --------------        -------------------        ----------
AStar.......................................              730               $120,669,516               30.2%
AO..........................................              681                 91,341,786               22.8
A-..........................................              129                 18,315,862                4.6
B...........................................               88                  9,932,114                2.5
B-..........................................               19                  1,882,005                0.5
C...........................................               31                  2,048,447                0.5
                                                        -----               ------------               ----
         Sub-Total..........................            1,678               $244,189,729               61.0%
                                                        =====               ============               ====

                                                      Number of          Aggregate Principal        Percent of
CMMC Call Center Underwriting                      Mortgage Loans        Balance Outstanding        Loan Group
-----------------------------                      --------------        -------------------        ----------
A1..........................................             573                 $73,992,986               18.5%
A2..........................................             447                  53,830,605               13.5
B1..........................................             214                  23,751,260                5.9
B2..........................................              49                   4,154,293                1.0
C1..........................................               2                      81,300                0.0
                                                       -----                ------------              -----
         Sub-Total..........................           1,285                $155,810,444               39.0%
                                                       =====                ============              =====
         Totals.............................           2,963                $400,000,173              100.0%
                                                       =====                ============              =====


                  Year of Origination for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Year of Origination                                Mortgage Loans        Balance Outstanding        Loan Group
-------------------                                --------------        -------------------        ----------
2002........................................                7                   $635,005                0.2%
2003........................................            2,956                399,365,168               99.8
                                                        -----               ------------              -----
        Totals..............................            2,963               $400,000,173              100.0%
                                                        =====               ============              =====


                 Prepayment Penalties for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Prepayment Penalty Term                            Mortgage Loans        Balance Outstanding        Loan Group
-----------------------                            --------------        -------------------        ----------
None........................................             501                $65,263,902                16.3%
12 months...................................             142                 26,319,068                 6.6
24 months...................................              11                  1,779,692                 0.4
36 months...................................             598                 91,341,770                22.8
42 months...................................               3                    392,400                 0.1
60 months...................................           1,708                214,903,340                53.7
                                                       -----               ------------               -----
        Totals..............................           2,963               $400,000,173               100.0%
                                                       =====               ============               =====

         The weighted average prepayment penalty term with respect to the Group I Mortgage Loans having prepayment penalties is approximately 49 months. With respect to those Group I Mortgage Loans which have prepayment penalties, 96.1% of such mortgage loans are subject to a prepayment penalty which will equal six months' interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

                     Credit Scores for Mortgage Loan Group I

                                                    Number of         Aggregate Principal          Percent of
Range of  Credit Scores                           Mortgage Loans      Balance Outstanding          Loan Group
-----------------------                           --------------      -------------------          ----------
Not Scored..................................              4                 $583,460                  0.1%
490 to 500..................................              1                  153,000                  0.0
501 to 550..................................            382               43,759,652                 10.9
551 to 600..................................            650               79,662,820                 19.9
601 to 650..................................            882              120,545,470                 30.1
651 to 700..................................            669               96,134,046                 24.0
701 to 750..................................            250               39,437,844                  9.9
751 to 800..................................            120               19,084,911                  4.8
801 to 834..................................              5                  638,971                  0.2
                                                      -----             ------------                -----
         Totals.............................          2,963             $400,000,173                100.0%
                                                      =====             ============                =====

         The Credit Scores of the Group I Mortgage Loans that were scored as of the Cut-off Date ranged from 490 to 834 and the weighted average Credit Score of the Group I Mortgage Loans that were scored as of the Cut-off Date was approximately 634.

                             Mortgage Loan Group II


                Current Mortgage Rates for Mortgage Loan Group II

                                                  Number of         Aggregate Principal          Percent of
Range of Mortgage Rates                        Mortgage Loans       Balance Outstanding          Loan Group
-----------------------                        --------------       -------------------          ----------
5.000% to 5.499%.........................             16                  $3,522,960                 1.0%
5.500% to 5.999%.........................            160                  32,440,388                 9.5
6.000% to 6.499%.........................            143                  30,102,493                 8.9
6.500% to 6.999%.........................            312                  57,536,985                16.9
7.000% to 7.499%.........................            253                  46,394,306                13.6
7.500% to 7.999%.........................            378                  65,964,870                19.4
8.000% to 8.499%.........................            263                  38,866,825                11.4
8.500% to 8.999%.........................            283                  38,821,371                11.4
9.000% to 9.499%.........................            123                  14,496,836                 4.3
9.500% to 9.999%.........................            101                   9,197,878                 2.7
10.000% to 10.499%.......................             16                   1,686,042                 0.5
10.500% to 10.999%.......................             12                     711,277                 0.2
11.000% to 11.499%.......................              3                     238,359                 0.1
11.500% to 11.999%.......................              1                      19,600                 0.0
                                                   -----                ------------               -----
         Totals..........................          2,064                $340,000,189               100.0%
                                                   =====                ============               =====

         As of the Cut-off Date, the current Mortgage Rates borne by the Group II Mortgage Loans ranged from 5.250% per annum to 11.625% per annum and the weighted average Mortgage Rate borne by the Group II Mortgage Loans was approximately 7.456% per annum.

         Remaining Months to Stated Maturity for Mortgage Loan Group II

                                                   Number of         Aggregate Principal        Percent of
Range of Remaining Terms (months)                Mortgage Loans      Balance Outstanding        Loan Group
---------------------------------                --------------      -------------------        ----------
109 to 120...............................                1                  $136,973                 0.0%
169 to 180...............................                2                   195,300                 0.1
229 to 240...............................                4                   434,990                 0.1
289 to 300...............................                1                    84,720                 0.0
349 to 360...............................            2,056               339,148,206                99.7
                                                     -----              ------------               -----
         Totals..........................            2,064              $340,000,189               100.0%
                                                     =====              ============               =====

         As of the Cut-off Date, the remaining terms to stated maturity of the Group II Mortgage Loans ranged from 119 months to 360 months and the weighted average remaining term to stated maturity of the Group II Mortgage Loans was approximately 359 months.

      Original Mortgage Loan Principal Balances for Mortgage Loan Group II

Range of Original Mortgage                                   Number of      Aggregate Principal      Percent of
Loan Principal Balances                                   Mortgage Loans    Balance Outstanding      Loan Group
--------------------------                                --------------    -------------------      ----------
$100,000 or less.....................................             599            $40,517,013             11.9%
$100,001 to $150,000.................................             507             64,313,658             18.9
$150,001 to $200,000.................................             381             66,736,538             19.6
$200,001 to $250,000.................................             225             50,711,645             14.9
$250,001 to $300,000.................................             170             46,672,727             13.7
$300,001 to $350,000.................................              90             29,407,487              8.6
$350,001 to $400,000.................................              38             14,401,819              4.2
$400,001 to $450,000.................................              13              5,498,715              1.6
$450,001 to $500,000.................................              31             14,943,678              4.4
$500,001 to $550,000.................................               2              1,068,750              0.3
$550,001 to $600,000.................................               3              1,758,715              0.5
$650,001 to $700,000.................................               2              1,397,900              0.4
$750,001 to $800,000.................................               1                770,000              0.2
$800,001 to $850,000.................................               1                845,000              0.2
$950,001 to $1,000,000...............................               1                956,544              0.3
                                                                -----           ------------            -----
          Totals.....................................           2,064           $340,000,189            100.0%
                                                                =====           ============            =====

         As of the Cut-off Date, the outstanding principal balances of the Group II Mortgage Loans ranged from approximately $14,152 to approximately $956,544 and the average outstanding principal balance of the Group II Mortgage Loans was approximately $164,729.

                    Product Types for Mortgage Loan Group II

                                                    Number of         Aggregate Principal          Percent of
Product Type                                     Mortgage Loans       Balance Outstanding          Loan Group
------------                                     --------------       -------------------          ----------
2/28 LIBOR Loan..........................                924              $154,070,187               45.3%
3/27 LIBOR Loan..........................                462                80,046,981               23.5
5/25 LIBOR Loan..........................                678               105,883,021               31.1
                                                       -----              ------------              -----
          Totals.........................              2,064              $340,000,189              100.0%
                                                       =====              ============              =====

      State Distributions of Mortgaged Properties in Mortgage Loan Group II

                                                  Number of          Aggregate Principal         Percent of
State                                           Mortgage Loans       Balance Outstanding         Loan Group
-----                                           --------------       -------------------         ----------

Arizona....................................            43                   $4,912,266               1.4%
Arkansas...................................             4                      303,781               0.1
California.................................           390                   90,464,180              26.6
Colorado...................................            75                   12,065,468               3.5
Connecticut................................            26                    5,148,326               1.5
Delaware...................................             9                    1,120,968               0.3
District of Columbia.......................            12                    1,821,334               0.5
Florida....................................           146                   20,313,923               6.0
Georgia....................................            29                    3,885,472               1.1
Hawaii.....................................             2                      675,727               0.2
Idaho......................................             3                      454,751               0.1
Illinois...................................           127                   19,661,125               5.8
Indiana....................................            28                    2,627,672               0.8
Iowa.......................................             7                      399,851               0.1
Kansas.....................................            13                    1,132,199               0.3
Kentucky...................................            18                    1,874,993               0.6
Louisiana..................................            11                    1,394,680               0.4
Maine......................................             2                      174,867               0.1
Maryland...................................            36                    5,932,797               1.7
Massachusetts..............................            54                   10,838,110               3.2
Michigan...................................           177                   21,853,719               6.4
Minnesota..................................            42                    6,535,475               1.9
Mississippi................................            10                      603,622               0.2
Missouri...................................           110                   13,158,886               3.9
Montana....................................             2                      327,245               0.1
Nebraska...................................             6                      454,389               0.1
Nevada.....................................            28                    4,798,845               1.4
New Hampshire..............................            18                    3,089,816               0.9
New Jersey.................................           128                   27,679,710               8.1
New Mexico.................................            13                    2,074,945               0.6
New York...................................           131                   26,449,480               7.8
North Carolina.............................            30                    3,664,237               1.1
Ohio.......................................            37                    3,998,167               1.2
Oklahoma...................................             5                      416,931               0.1
Oregon.....................................            19                    2,948,843               0.9
Pennsylvania...............................            45                    4,273,996               1.3
Rhode Island...............................            10                    1,369,135               0.4
South Carolina.............................            26                    3,900,403               1.1
Tennessee..................................            22                    2,201,997               0.6
Texas......................................            11                    1,162,216               0.3
Utah.......................................             8                    1,559,782               0.5
Virginia...................................            33                    5,978,915               1.8
Washington.................................            37                    7,006,272               2.1
West Virginia..............................             4                      344,568               0.1
Wisconsin..................................            76                    8,806,103               2.6
Wyoming                                                 1                      140,000               0.0
                                                    -----                 ------------             -----
        Totals.............................         2,064                 $340,000,189             100.0%
                                                    =====                 ============             =====

         As of the Cut-off Date, no more than approximately 0.4% of the Group II Mortgage Loans was secured by mortgaged properties located in any one zip code area.

            Original Loan-to-Value Ratios for Mortgage Loan Group II

                                                  Number of         Aggregate Principal           Percent of
Range of Original Loan-to-Value Ratios         Mortgage Loans       Balance Outstanding           Loan Group
--------------------------------------         --------------       -------------------           ----------
50.00% or less.........................              70                   $10,091,028                 3.0%
50.01% to 55.00%.......................              37                     5,658,886                 1.7
55.01% to 60.00%.......................              68                    11,641,314                 3.4
60.01% to 65.00%.......................             117                    22,824,853                 6.7
65.01% to 70.00%.......................             196                    33,859,697                10.0
70.01% to 75.00%.......................             255                    38,807,456                11.4
75.01% to 80.00%.......................             637                   110,320,731                32.4
80.01% to 85.00%.......................             336                    54,122,605                15.9
85.01% to 90.00%.......................             317                    48,417,231                14.2
90.01% to 95.00%.......................              31                     4,256,388                 1.3
                                                  -----                  ------------               -----
        Totals.........................           2,064                  $340,000,189               100.0%
                                                  =====                  ============               =====

         As of the Cut-off Date, the Original Loan-to-Value Ratios of the Group II Mortgage Loans ranged from 14.36% to 95.00% and the weighted average Original Loan-to-Value Ratio of the Group II Mortgage Loans was approximately 76.96%.

                     Loan Purpose for Mortgage Loan Group II

                                                         Number of        Aggregate Principal       Percent of
Loan Purpose                                           Mortgage Loans     Balance Outstanding       Loan Group
------------                                           --------------     -------------------       ----------
Purchase.................................                    449              $71,875,846               21.1%
Refinance--Rate/Term......................                   182               29,094,452                8.6
Refinance--Cashout........................                 1,433              239,029,890               70.3
                                                           -----             ------------              -----
         Totals..........................                  2,064             $340,000,189              100.0%
                                                           =====             ============              =====

            Types of Mortgaged Properties for Mortgage Loan Group II

                                                        Number of        Aggregate Principal       Percent of
Property Type                                        Mortgage Loans      Balance Outstanding       Loan Group
-------------                                        --------------      -------------------       ----------
Single-Family Detached.........................          1,646             $272,140,821               80.0%
Two- to Four-Family Dwelling Unit..............            170               32,064,598                9.4
Planned Unit Development ......................             99               15,073,552                4.4
Condominium....................................            110               16,880,992                5.0
Cooperative Unit...............................              3                  473,622                0.1
Manufactured Housing...........................             36                3,366,604                1.0
                                                         -----             ------------              -----
         Totals................................          2,064             $340,000,189              100.0%
                                                         =====             ============              =====

                Documentation Summary for Mortgage Loan Group II

                                                      Number of        Aggregate Principal        Percent of
Documentation                                      Mortgage Loans      Balance Outstanding        Loan Group
-------------                                      --------------      -------------------        ----------
Full Documentation..........................            1,388             $206,636,056               60.8%
24 Month Bank Statement.....................              210               44,503,900               13.1
Reduced Documentation.......................               22                4,453,855                1.3
Stated Income...............................              444               84,406,378               24.8
                                                        -----             ------------              -----
         Totals.............................            2,064             $340,000,189              100.0%
                                                        =====             ============              =====

                   Occupancy Types for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Occupancy Type                                     Mortgage Loans        Balance Outstanding        Loan Group
--------------                                     --------------        -------------------        ----------
Owner-occupied..............................            1,857                $314,085,996              92.4%
Second Home.................................               14                   2,452,003               0.7
Investment Property.........................              193                  23,462,190               6.9
                                                        -----                ------------             -----
         Totals.............................            2,064                $340,000,189             100.0%
                                                        =====                ============             =====

         The information set forth above is based upon representations of the related mortgagor at the time of origination.

              Mortgage Loan Age Summary for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Mortgage Loan Age (Months)                         Mortgage Loans        Balance Outstanding        Loan Group
--------------------------                         --------------        -------------------        ----------
0...........................................           1,087                $176,522,474               51.9%
1...........................................             925                 153,796,429               45.2
2...........................................              30                   4,942,244                1.5
3...........................................              16                   2,732,347                0.8
4...........................................               4                   1,654,803                0.5
8...........................................               2                     351,892                0.1
                                                       -----                ------------              -----
         Totals.............................           2,064                $340,000,189              100.0%
                                                       =====                ============              =====

         As of the Cut-off Date, the weighted average age of the Group II Mortgage Loans was approximately 1 month.


                 Credit Grade Summary for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
CMMC Wholesale/Retail Underwriting                 Mortgage Loans        Balance Outstanding        Loan Group
----------------------------------                 --------------        -------------------        ----------
AStar.......................................             410                  $78,484,059              23.1%
AO..........................................             927                  155,600,890              45.8
A-..........................................             199                   33,082,985               9.7
B...........................................             218                   33,400,020               9.8
B-..........................................              60                    8,354,202               2.5
C...........................................             104                   10,576,311               3.1
C-..........................................               2                       93,354               0.0
                                                       -----                 ------------              ----
         Sub-Total..........................           1,920                 $319,591,819              94.0%
                                                       =====                 ============              ====

                                                      Number of          Aggregate Principal        Percent of
CMMC Call Center Underwriting                      Mortgage Loans        Balance Outstanding        Loan Group
-----------------------------                      --------------        -------------------        ----------
A1..........................................               33                   $4,874,433              1.4%
A2..........................................               59                    9,074,467              2.7
B1..........................................               44                    5,281,482              1.6
B2..........................................                8                    1,177,987              0.3
                                                        -----                 ------------            -----
         Sub-Total..........................              144                  $20,408,370              6.0%
                                                        =====                 ============            =====
         Totals.............................            2,064                 $340,000,189            100.0%
                                                        =====                 ============            =====

                 Year of Origination for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Year of Origination                                Mortgage Loans        Balance Outstanding        Loan Group
-------------------                                --------------        -------------------        ----------
2002........................................               6                  $2,006,695                0.6%
2003........................................           2,058                 337,993,494               99.4
                                                       -----                ------------              -----
         Totals.............................           2,064                $340,000,189              100.0%
                                                       =====                ============              =====


                Maximum Mortgage Rates for Mortgage Loan Group II

Range of Maximum                                  Number of         Aggregate Principal           Percent of
Mortgage Rates                                 Mortgage Loans       Balance Outstanding           Loan Group
----------------                               --------------       -------------------           ----------
12.000%  to 12.499%......................             16                $3,522,960                     1.0%
12.500%  to 12.999%......................            160                32,440,388                     9.5
13.000%  to 13.499%......................            143                30,102,493                     8.9
13.500%  to 13.999%......................            312                57,536,985                    16.9
14.000%  to 14.499%......................            253                46,394,306                    13.6
14.500%  to 14.999%......................            378                65,964,870                    19.4
15.000%  to 15.499%......................            263                38,866,825                    11.4
15.500%  to 15.999%......................            283                38,821,371                    11.4
16.000%  to 16.499%......................            123                14,496,836                     4.3
16.500%  to 16.999%......................            101                 9,197,878                     2.7
17.000%  to 17.499%......................             16                 1,686,042                     0.5
17.500%  to 17.999%......................             12                   711,277                     0.2
18.000%  to 18.499%......................              3                   238,359                     0.1
18.500%  to 18.999%......................              1                    19,600                     0.0
                                                   -----              ------------                   -----
         Totals..........................          2,064              $340,000,189                   100.0%
                                                   =====              ============                   =====

                 Prepayment Penalties for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Prepayment Penalty Term                            Mortgage Loans        Balance Outstanding        Loan Group
------------------------                           --------------        -------------------        ----------
None........................................             806                $132,192,160               38.9%
12 months...................................               6                     840,255                0.2
24 months...................................             230                  41,309,127               12.1
36 months...................................             789                 132,921,072               39.1
42 months...................................               1                     156,800                0.0
60 months...................................             232                  32,580,776                9.6
                                                       -----                 -----------              -----
         Totals.............................           2,064                 340,000,189              100.0%
                                                       =====                 ===========              =====


         The weighted average prepayment penalty term with respect to the Group II Mortgage Loans having prepayment penalties is approximately 37 months. With respect to those Group II Mortgage Loans which have prepayment penalties, approximately 83.6% of those mortgage loans are subject to a prepayment penalty which will equal six months' interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

                 Next Adjustment Date for Mortgage Loan Group II

                                                  Number of         Aggregate Principal            Percent of
Next Adjustment Date                            Mortgage Loans      Balance Outstanding            Loan Group
--------------------                            --------------      -------------------            ----------
September 2004...........................               1                $220,852                      0.1%
January 2005.............................               3               1,156,715                      0.3
February 2005............................               7               1,355,905                      0.4
March 2005...............................              17               2,894,524                      0.9
April 2005...............................             423              72,693,741                     21.4
May 2005.................................             473              75,748,451                     22.3
February 2006............................               5                 901,639                      0.3
March 2006...............................               9               1,148,920                      0.3
April 2006...............................             206              35,653,634                     10.5
May 2006.................................             242              42,342,788                     12.5
September 2007...........................               1                 131,041                      0.0
January 2008.............................               1                 498,087                      0.1
February 2008............................               4                 474,803                      0.1
March 2008...............................              16               2,684,248                      0.8
April 2008...............................             325              49,440,207                     14.5
May 2008                                              331              52,654,635                     15.5
                                                    -----            ------------                    -----
         Totals..........................           2,064            $340,000,189                    100.0%
                                                    =====            ============                    =====

                    Credit Scores for Mortgage Loan Group II

Range of                                         Number of         Aggregate Principal          Percent of
Credit Scores                                  Mortgage Loans      Balance Outstanding          Loan Group
-------------                                  --------------      -------------------          ----------
Not Scored.................................          10                  $549,074                   0.2
487 to 500.................................           7                   978,445                   0.3
501 to 550.................................         540                77,624,981                  22.8
551 to 600.................................         591                95,289,734                  28.0
601 to 650.................................         483                84,739,179                  24.9
651 to 700.................................         278                51,206,687                  15.1
701 to 750.................................         114                21,401,855                   6.3
751 to 800.................................          40                 8,078,483                   2.4
801 to 806.................................           1                   131,750                   0.0
                                                  -----              ------------                 -----
         Totals............................       2,064              $340,000,189                 100.0%
                                                  =====              ============                 =====


         The Credit Scores of the Group II Mortgage Loans that were scored as of the Cut-off Date ranged from 487 to 806 and the weighted average Credit Score of the Group II Mortgage Loans that were scored as of the Cut-off Date was approximately 605.